                                                                     AT&T Corp.
Form 8-K                                                             Exhibit 99
March 13, 2000



AT&T WIRELESS GROUP                      COMBINED STATEMENTS OF OPERATIONS
                                                    (unaudited)

                                             For the Three Months Ended
                                        March 31,   June 30,  September 30,
Dollars in millions                       1999        1999         1999
Revenues
Services revenues                       $1,372      $1,689       $1,867
Equipment revenues                         191         189          182
Total revenues                           1,563       1,878        2,049

Operating Expenses
Network and other costs of services        810         940          993
Depreciation and amortization              276         308          333
Selling, general and administrative        564         614          655
Total operating expenses                 1,650       1,862        1,981

Operating (loss) income                    (87)         16           68

Other income(expense), net                  44         140           (4)
Interest expense                            32          38           32
(Loss) income before income taxes          (75)        118           32
(Benefit) provision for income taxes       (26)         43           14

Net (loss)income                           (49)         75           18

Dividend requirements on preferred
  stock held by AT&T, net                   14          13           14

Net (loss) income attributable to
  AT&T's residual interest              $  (63)     $   62       $    4

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                                                                     AT&T Corp.
Form 8-K                                                             Exhibit 99
March 13, 2000



AT&T WIRELESS GROUP                                        COMBINED BALANCE SHEETS
                                                                 (unaudited)
                                                  March 31,       June 30,     September 30,
Dollars in millions                                  1999            1999            1999
Assets
Cash and cash equivalents                         $    24         $   115         $    16
Accounts receivable, less allowances
  of $88, $98 and $98                                 906           1,133           1,223
Inventories                                           196             161             109
Deferred income taxes                                  95             110             126
Prepaid expenses and other current assets              39              39              32
Total Current Assets                                1,260           1,558           1,506

Property, plant and equipment, net of
  accumulated depreciation of $2,824,
  $3,035 and $3,243                                 5,062           5,694           6,143
Licensing costs, net of accumulated
  amortization of $1,349, $1,399 and
  $1,459                                            7,791           8,312           8,366
Investments                                         3,954           4,020           4,477
Goodwill, net and other assets                      1,321           2,286           2,364
Total Assets                                      $19,388         $21,870         $22,856

Liabilities
Accounts payable                                  $   340         $   472         $   502
Payroll and benefit-related liabilities               123             216             231
Debt maturing within one year                         112             122             137
Other current liabilities                             756             870             920
Total Current Liabilities                           1,331           1,680           1,790

Long-term debt due to AT&T                          2,600           3,000           3,200
Deferred income taxes                               3,647           3,938           3,922
Other long-term liabilities                            39              41              49
Total Liabilities                                   7,617           8,659           8,961

Minority Interest                                      94              82              77

Shareowner's Equity
Preferred stock held by AT&T                        1,000           1,000           1,000
AT&T's residual interest                           10,675          12,111          12,799
Accumulated other comprehensive income                  2              18              19
Total Shareowner's Equity                          11,677          13,129          13,818
Total Liabilities and
 Shareowner's Equity                              $19,388         $21,870         $22,856

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                                                                     AT&T Corp.
Form 8-K                                                             Exhibit 99
March 13, 2000



SUPPLEMENTAL UNAUDITED SELECTED FINANCIAL DATA FOR 850 MEGAHERTZ AND 1900 MEGAHERTZ MARKETS

The AT&T Wireless Group provides its mobile voice services using both 850 megahertz cellular and 1900 megahertz Personal Communications Services (PCS) licenses. The AT&T Wireless Group does not manage its business for these spectrums separately, therefore it does not provide separate 850 megahertz and 1900 megahertz financial statements in the normal course of operations. As supplemental information, however, we have set out in the table below information on 850 megahertz markets and 1900 megahertz markets to demonstrate the estimated financial performance of these different types of markets. The supplemental information contains a number of allocations and attributions between the markets based on management's judgment. There can be no assurance that the financial results provided below would have been obtained were these markets actually managed separately. In addition, mixed markets possessing both 850 megahertz and 1900 megahertz systems in operation are categorized as 850 megahertz markets.

                 Supplemental Unaudited Selected Financial Data
                Amounts in millions (unless otherwise specified)

                                                For the Three Months Ended                        For the Year
                               March 31,         June 30,        Sept. 30,         Dec. 31,      Ended Dec. 31,
                                   1999             1999             1999             1999             1999
850 Megahertz
Revenues:
 Services revenues              $ 1,159          $ 1,393          $ 1,525          $ 1,509          $ 5,586
 Equipment revenues                 152              148              148              199              647
Total revenues                    1,311            1,541            1,673            1,708            6,233
EBITDA*                             271              381              422             (227)             847
EBITDA (excluding asset
 impairment and
 restructuring charges)             271              381              422              282            1,356
Capital expenditures                N/A              N/A              N/A              N/A            1,453
Subscribers                         6.7              7.7              7.9              8.2              8.2
ARPU** (in dollars)             $  58.0          $  62.7          $  64.2          $  62.3          $  61.9
Licensed POPs                                                                                          75.3

1900 Megahertz
Revenues:
 Services revenues              $   188          $   267          $   326          $   370          $ 1,151
 Equipment revenues                  36               35               33               39              143
Total revenues                      224              302              359              409            1,294
EBITDA*                             (71)             (44)              (6)             (70)            (191)
EBITDA (excluding asset
 impairment and
 restructuring charges)             (71)             (44)              (6)             (50)            (171)
Capital expenditures                N/A              N/A              N/A              N/A              880
Subscribers                         0.8              1.0              1.2              1.4              1.4
ARPU** (in dollars)             $  87.0          $  95.7          $  96.5          $  94.9          $  94.1
Licensed POPs                                                                                         104.9

* EBITDA is defined as earnings before interest and taxes, excluding other income (expense), net, plus depreciation and amortization

** Average monthly revenue per user

N/A - Not available